FOR IMMEDIATE RELEASE

Cogent Contacts:

For Public Relations:	For Investor Relations:

Travis Wachter + 1 (202) 295-4217 twachter@cogentco.com	John Chang + 1 (202) 295-4212 investor.relations@cogentco.com

COGENT COMMUNICATIONS REPORTS SECOND QUARTER 2009 RESULTS

Financial and Business Highlights

•	Service revenue for Q2 2009 of $58.0 million – an increase of 5.3% from $55.1 million for Q1 2009 and an increase of 7.7% from $53.9 million for Q2 2008

•	Foreign exchange positively impacts revenue growth from Q1 2009 to Q2 2009 by $0.7 million and negatively impacts revenue growth from Q2 2008 to Q2 2009 by $2.5 million

•	Traffic growth of over 10% from Q1 2009 to Q2 2009

•	EBITDA, as adjusted, of $16.7 million for Q2 2009 an increase of 20.0% from $13.9 million for Q1 2009 and an increase of 0.5% from $16.6 million for Q2 2008

•	Foreign exchange positively impacts EBITDA, as adjusted, growth from Q1 2009 to Q2 2009 by $0.2 million and negatively impacts EBITDA, as adjusted, growth from Q2 2008 to Q2 2009 by $0.8 million

•	Over 20,400 customer connections on the Cogent network

•	1,389 on-net buildings on the Cogent network

[WASHINGTON, D.C. August 7, 2009] Cogent Communications Group, Inc. (NASDAQ: CCOI) today announced service revenue of $58.0 million for the three months ended June 30, 2009, an increase of 5.3% over $55.1 million for the three months ended March 31, 2009 and an increase of 7.7% over $53.9 million for the three months ended June 30, 2008. On-net revenue was $46.5 million for the three months ended June 30, 2009, an increase of 4.9% over $44.3 million for the three months ended March 31, 2009 and an increase of 5.1% over $44.2 million for the three months ended June 30, 2008. On-net service is provided to customers located in buildings that are physically connected to Cogent’s network by Cogent facilities. Off-net revenue was $10.6 million for the three months ended June 30, 2009, an increase of 7.0% over $9.9 million for the three months ended March 31, 2009 and an increase of 24.9% over $8.5 million for the three months ended June 30, 2008. Off-net customers are located in buildings directly connected to Cogent’s network using other carriers’ facilities and services to provide the last mile portion of the link from the customers’ premises to Cogent’s network. Non-core revenue was $1.0 million for the three months ended June 30, 2009, an increase of 6.6% over $0.9 million for the three months ended March 31, 2009 and a decrease of 17.6% from $1.2 million for the three months ended June 30, 2008. Non-core services are legacy services, which Cogent acquired and continues to support but does not actively sell.

Gross profit, excluding equity-based compensation expense, increased 8.1% to $33.5 million for the three months ended June 30, 2009 from $31.0 million for the three months ended March 31, 2009 and increased 8.3% from $30.9 million for the three months ended June 30, 2008. Gross profit margin, excluding equity-based compensation expense was 57.7% for the three months ended June 30, 2009, 56.2% for the three months ended March 31, 2009, and 57.4% for the three months ended June 30, 2008.

Earnings before interest, taxes, depreciation and amortization (EBITDA), as adjusted, increased 20.0% to $16.7 million for the three months ended June 30, 2009 from $13.9 million for the three months ended March 31, 2009 and increased 0.5% from $16.6 million for the three months ended June 30, 2008. EBITDA, as adjusted, margin was 28.7% for the three months ended June 30, 2009, 25.2% for the three months ended March 31, 2009, and 30.8% for the three months ended June 30, 2008.

Basic and diluted net loss per share was $(0.10) for the three months ended June 30, 2009, $(0.19) for the three months ended March 31, 2009, and $(0.17) for the three months ended June 30, 2008. Weighted average common shares outstanding – basic and diluted — were 43.7 million for the three months ended June 30, 2009, 42.8 million for the three months ended March 31, 2009, and 45.4 million for the three months ended June 30, 2008.

Total customer connections increased 12.0% to 20,428 as of June 30, 2009 from 18,246 as of March 31, 2009 and increased 26.2% from 16,181 as of June 30, 2008. On-net customer connections increased 9.0% to 15,988 as of June 30, 2009 from 14,674 as of March 31, 2009 and increased 27.9% from 12,502 as of June 30, 2008. Off-net customer connections increased 9.4% to 3,291 as of June 30, 2009 from 3,008 as of March 31, 2009 and increased 9.9% from 2,994 as of June 30, 2008. Non-core customer connections increased 103.7% to 1,149 as of June 30, 2009 from 564 as of March 31, 2009 and increased 67.7% from 685 as of June 30, 2008.

The number of on-net buildings increased by 34 on-net buildings to 1,389 on-net buildings as of June 30, 2009 from 1,355 on-net buildings as of March 31, 2009, and increased by 115 on-net buildings from 1,274 on-net buildings as of June 30, 2008.

Conference Call and Website Information
Cogent will host a conference call with financial analysts at 8:30 a.m. (ET) on August 7, 2009 to discuss Cogent’s operating results for the second quarter of 2009 and Cogent’s expectations for fiscal year 2009. Investors and other interested parties may access a live audio webcast of the earnings call under “Events” at the Investor Relations section of Cogent’s website at http://www.cogentco.com/us/ir—events.php. A replay of the webcast, together with the press release, will be available on the website following the earnings call.

About Cogent Communications
Cogent Communications (NASDAQ: CCOI) is a multinational, Tier 1 facilities-based ISP. Cogent specializes in providing businesses with high speed Internet access and point-to-point transport services. Cogent’s facilities-based, all-optical IP network backbone provides IP services in over 130 markets located in North America and Europe.

Cogent Communications is headquartered at 1015 31st Street, NW, Washington, D.C. 20007. For more information, visit www.cogentco.com. Cogent Communications can be reached in the United States at (202) 295-4200 or via email at info@cogentco.com.

# # #

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES
Summary of Financial and Operational Results

	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009
Metric ($ in 000’s, except share and
per share data) – unaudited
On-Net revenue	$42,811	$44,215	$44,243	$44,764	$44,293	$46,453
% Change from previous Qtr.	5.7%	3.3%	0.1%	1.2%	-1.1%	4.9%
Off-Net revenue	$7,994	$8,459	$8,995	$9,159	$9,867	$10,562
% Change from previous Qtr.	0.3%	5.8%	6.3%	1.8%	7.7%	7.0%
Non-Core revenue (1)	$1,305	$1,185	$1,356	$1,003	$916	$976
% Change from previous Qtr.	-12.2%	-9.2%	14.4%	-26.0%	-8.7%	6.6%
Service revenue – total	$52,110	$53,859	$54,594	$54,926	$55,076	$57,991
% Change from previous Qtr.	4.3%	3.4%	1.4%	0.6%	0.3%	5.3%
Network operations expenses (2)	$21,958	$22,952	$24,059	$23,758	$24,118	$24,511
% Change from previous Qtr.	-2.0%	4.5%	4.8%	-1.3%	1.5%	1.6%
Gross profit (2)	$30,152	$30,907	$30,535	$31,168	$30,958	$33,480
% Change from previous Qtr.	9.4%	2.5%	-1.2%	2.1%	-0.7%	8.1%
Gross profit margin (2)	57.9%	57.4%	55.9%	56.7%	56.2%	57.7%
Selling, general and administrative	$15,550	$14,448	$16,403	$16,517	$17,068	$16,962
expenses (3)
% Change from previous Qtr.	8.7%	-7.1%	13.5%	0.7%	3.3%	-0.6%
Depreciation and amortization	$16,296	$15,828	$15,494	$14,970	$14,576	$15,271
expense
% Change from previous Qtr.	-2.8%	-2.9%	-2.1%	-3.4%	-2.6%	4.8%
Asset impairment	$1,592	$—	$—	$—	$—	$—
% Change from previous Qtr.	100.0%	-100.0%	—%	—%	—%	—%
Gains on purchases of convertible	$—	$—	$3,245	$19,830	$—	$—
notes (5)
% Change from previous Qtr.	—%	—%	100.0%	511.1%	-100.0%	-100.0%
Equity-based compensation expense	$5,425	$4,166	$4,023	$4,262	$3,814	$2,350
% Change from previous Qtr.	67.5%	-23.2%	-3.4%	5.9%	-10.5%	-38.4%
Net (loss) income (5)	$(11,573)	$(7,635)	$(6,501)	$10,487	$(8,160)	$(4,453)
% Change from previous Qtr.	-65.2%	34.0%	14.9%	261.3%	-177.8%	45.4%
Basic net (loss) income per common	$(0.25)	$(0.17)	$(0.15)	$0.25	$(0.19)	$(0.10)
share (5)
% Change from previous Qtr.	-66.7%	32.0%	11.8%	266.7%	-176.0%	47.4%
Diluted net (loss) income per common	$(0.25)	$(0.17)	$(0.15)	$0.24	$(0.19)	$(0.10)
share (5)
% Change from previous Qtr.	-66.7%	32.0%	11.8%	260.0%	-179.2%	47.4%
Weighted average common shares –	46,265,575	45,397,919	43,593,205	42,799,786	42,758,372	43,689,747
Basic
% Change from previous Qtr.	-1.3%	-1.9%	-4.0%	-1.8%	-0.1%	2.2%
Weighted average common shares –	46,265,575	45,397,919	43,593,205	43,395,989	42,758,372	43,689,747
diluted (5)
% Change from previous Qtr.	-1.3%	-1.9%	-4.0%	-0.5%	-1.5%	2.2%
EBITDA, as adjusted (4)	$14,618	$16,585	$14,166	$14,653	$13,890	$16,670
% Change from previous Qtr.	9.6%	13.5%	-14.6%	3.4%	-5.2%	20.0%
EBITDA, as adjusted margin (4)	28.1%	30.8%	25.9%	26.7%	25.2%	28.7%
Cash provided by operating	$11,492	$14,223	$17,828	$10,793	$12,816	$13,031
activities
% Change from previous Qtr.	-14.6%	23.8%	25.3%	-39.5%	18.7%	1.7%
Capital expenditures	$9,778	$9,029	$9,515	$5,188	$11,746	$13,378
% Change from previous Qtr.	128.2%	-7.7%	5.4%	-45.5%	126.4%	13.9%
Customer Connections – end of period

On-Net	11,849	12,502	13,307	14,148	14,674	15,988
% Change from previous Qtr.	5.9%	5.5%	6.4%	6.3%	3.7%	9.0%
Off-Net	3,003	2,994	2,996	3,040	3,008	3,291
% Change from previous Qtr.	0.6%	-0.3%	0.1%	1.5%	-1.1%	9.4%
Non Core	744	685	651	612	564	1,149
% Change from previous Qtr.	-7.5%	-7.9%	-5.0%	-6.0%	-7.8%	103.7%
Total	15,596	16,181	16,954	17,800	18,246	20,428
% Change from previous Qtr.	4.1%	3.8%	4.8%	5.0%	2.5%	12.0%
Other – end of period

Buildings On-Net	1,247	1,274	1,301	1,326	1,355	1,389
Employees	460	483	509	540	548	536

(1)	Consists of legacy services of companies whose assets or businesses were acquired by Cogent, primarily including voice services (only provided in Toronto, Canada) and dial-up Internet access services.

(2)	Excludes equity-based compensation expense of $85, $83, $80, $80, $76 and $47 in the three months ended March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008, March 31, 2009 and June 30, 2009, respectively.

(3)	Excludes equity-based compensation expense of $5,340, $4,083, $3,943, $4,182, $3,738 and $2,303 in the three months ended March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008, March 31, 2009 and June 30, 2009, respectively.

(4)	See schedule of non-GAAP metrics below for definition and reconciliation to GAAP measures. EBITDA, as adjusted, includes net gains from the disposition and acquisition of assets of $16, $126, $34, $2 and $152 in the three months ended March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008 and June 30, 2009, respectively. EBITDA, as adjusted, excludes gains on the purchases of convertible notes of $3,245 and $19,830 for the three months ended September 30, 2008 and December 31, 2008, respectively.

(5)	Amounts have been restated to reflect the adoption of FASB Staff Position APB 14-1 “Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement)”.

Schedule of Non-GAAP Measures — EBITDA and EBITDA, as adjusted
EBITDA represents net (loss) income before income taxes, net interest expense, depreciation and amortization. Management believes the most directly comparable measure to EBITDA calculated in accordance with GAAP is cash flows provided by operating activities.

EBITDA, as adjusted, represents EBITDA less gains on convertible note purchases. The Company has excluded these gains because they relate to its capital structure. The Company believes EBITDA, as adjusted, is a useful measure of its ability to service debt, fund capital expenditures and expand its business. EBITDA, as adjusted, is an integral part of the internal reporting and planning system used by management as a supplement to GAAP financial information. The Company also believes that EBITDA is a frequently used measure by securities analysts, investors, and other interested parties in their evaluation of issuers.

EBITDA and EBITDA, as adjusted, are not recognized terms under generally accepted accounting principles in the United States, or GAAP, and accordingly, should not be viewed in isolation or as a substitute for the analysis of results as reported under GAAP, but rather as a supplemental measure to GAAP. For example, EBITDA is not intended to reflect the Company’s free cash flow, as it does not consider certain current or future cash requirements, such as capital expenditures, contractual commitments, and changes in working capital needs, interest expenses and debt service requirements. The Company’s calculations of EBITDA and EBITDA, as adjusted, may also differ from the calculation of EBITDA and EBITDA, as adjusted, by its competitors and other companies and as such, its utility as a comparative measure is limited.

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES

EBITDA and EBITDA, as adjusted, are reconciled to cash flows provided by operating activities in the table below.

	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009
($ In 000’s) – unaudited
Cash flows provided by operating activities	$11,492	$14,223	$17,828	$10,793	$12,816	$13,031
Changes in operating assets and liabilities	2,439	250	(5,848)	489	(1,486)	1,109
Cash interest expense (income) and income	671	1,986	2,159	3,369	2,560	2,378
taxes
Gains on note purchases and asset	16	126	3,272	19,832	—	152
purchases and sales (1)
EBITDA, including gains (1)	$14,618	$16,585	$17,411	$34,483	$13,890	$16,670

Gains on note purchases (1)	—	—	(3,245)	(19,830)	—	—
EBITDA, as adjusted	$14,618	$16,585	$14,166	$14,653	$13,890	$16,670

(1) Amounts have been restated to reflect the adoption of FASB Staff Position APB 14-1 “Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement)”.

Cogent’s SEC filings are available online via the Investor Relations section of www.cogentco.com or on the Securities and Exchange Commission’s website at www.sec.gov.

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2008 AND JUNE 30, 2009
(IN THOUSANDS, EXCEPT SHARE DATA)

	December 31,	June 30,
	2008	2009
	(Adjusted)	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$71,291	$60,072
Short term investments — restricted	62	—
Accounts receivable, net of allowance for doubtful accounts of $1,914 and $1,995, respectively	22,174	20,563
Prepaid expenses and other current assets	6,389	8,226

Total current assets	99,916	88,861
Property and equipment, net	243,939	258,229
Deposits and other assets — $1,091 and $1,093 restricted, respectively	3,938	3,977

Total assets	$347,793	$351,067

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$12,795	$13,437
Accrued liabilities	14,756	14,476
Current maturities, capital lease obligations	5,940	12,356

Total current liabilities	33,491	40,269
Capital lease obligations, net of current maturities	98,253	98,565
Convertible senior notes, net of discount of $30,253 and $28,029, respectively	61,725	63,949
Other long term liabilities	3,374	3,419

Total liabilities	196,843	206,202

Commitments and contingencies:
Stockholders’ equity:
Common stock, $0.001 par value; 75,000,000 shares authorized; 44,318,949 and 44,414,868 shares issued and outstanding, respectively	44	44
Additional paid-in capital	465,114	471,891
Stock purchase warrants	764	283
Accumulated other comprehensive income —foreign currency translation adjustment	572	804
Accumulated deficit	(315,544)	(328,157)

Total stockholders’ equity	150,950	144,865

Total liabilities and stockholders’ equity	$347,793	$351,067

The condensed consolidated balance sheet as of December 31, 2008 has been restated for the retrospective application of FSP APB 14-1.

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED JUNE 30, 2008 AND JUNE 30, 2009
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	Three Months	Three Months
	Ended	Ended
	June 30, 2008	June 30, 2009
	(Unaudited &
	adjusted)	(Unaudited)
Service revenue	$53,859	$57,991
Operating expenses:
Network operations (including $83 and $47 of equity-based compensation expense, respectively, exclusive of amounts shown separately)	23,035	24,558
Selling, general, and administrative (including $4,083 and $2,303 of equity-based compensation expense, respectively, and $678 and $1,383 of bad debt expense, net of recoveries, respectively)	18,531	19,265
Depreciation and amortization	15,828	15,271

Total operating expenses	57,394	59,094
Operating loss	(3,535)	(1,103)
Interest income and other, net	895	454
Interest expense	(4,995)	(3,888)

Loss before income taxes	(7,635)	(4,537)
Income tax (provision) benefit	—	84

Net loss	$(7,635)	$(4,453)

Net loss per common share:
Basic and diluted net loss per common share	$(0.17)	$(0.10)

Weighted-average common shares—basic and diluted	45,397,919	43,689,747

The condensed consolidated statement of operations for the three months ended June 30, 2008 has been restated for the retrospective application of FSP ABP 14-1.

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 AND JUNE 30, 2009
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	Six Months	Six Months
	Ended	Ended
	June 30, 2008	June 30, 2009
	(Unaudited &
	adjusted)	(Unaudited)
Service revenue	$105,970	$113,066
Operating expenses:
Network operations (including $168 and $123 of equity-based compensation expense, respectively, exclusive of amounts shown separately)	45,078	48,752
Selling, general, and administrative (including $9,423 and $6,041 of equity-based compensation expense, respectively, and $1,837 and $2,405 of bad debt expense, net of recoveries, respectively)	39,423	40,072
Asset impairment	1,592	—
Depreciation and amortization	32,125	29,847

Total operating expenses	118,218	118,671
Operating loss	(12,248)	(5,605)
Interest income and other, net	2,377	704
Interest expense	(9,337)	(7,633)

Loss before income taxes	(19,208)	(12,534
Income tax provision	—	(79)

Net loss	$(19,208)	$(12,613)

Net loss per common share:
Basic and diluted net loss per common share	$(0.42)	$(0.29)

Weighted-average common shares—basic and diluted	45,855,898	43,678,822

The condensed consolidated statement of operations for the six months ended June 30, 2008 has been restated for the retrospective application of FSP ABP 14-1.

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2008 AND JUNE 30, 2009
(IN THOUSANDS)

	Six months	Six months
	Ended	Ended
	June 30, 2008	June 30, 2009
	(Unaudited)	(Unaudited)
Cash flows from operating activities:
Net cash provided by operating activities	$25,715	$25,847

Cash flows from investing activities:
Purchases of property and equipment	(18,807)	(25,124)
Maturities of short term investments	650	62
Purchase of other assets	—	(246)
Proceeds from dispositions of assets	66	95

Net cash used in investing activities	(18,091)	(25,213)

Cash flows from financing activities:
Purchases of common stock	(46,048)	(730)
Proceeds from exercises of stock options	100	19
Repayments of capital lease obligations	(10,034)	(11,352)

Net cash used in financing activities	(55,982)	(12,063)

Effect of exchange rate changes on cash	345	210

Net decrease in cash and cash equivalents	(48,013)	(11,219)
Cash and cash equivalents, beginning of period	177,021	71,291

Cash and cash equivalents, end of period	$129,008	$60,072

The accompanying notes are an integral part of these condensed consolidated statements of cash flows.

Except for historical information and discussion contained herein, statements contained in this release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “projects” and similar expressions. The statements in this release are based upon the current beliefs and expectations of Cogent’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Numerous factors could cause or contribute to such differences. Some of the factors and risks associated with our business are discussed in Cogent’s filings with the Securities and Exchange Commission.

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